One test. Big picture. Brighter futures. July 30, 2024 GeneDx (Nasdaq: WGS) 2Q 2024 Earnings Presentation Exhibit 99.2

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation may include, but are not limited to, statements about: our future performance and our market opportunity, our expectations regarding full year 2024 revenue, adjusted gross margin profile and cash burn in 2024 and our expectation of turning profitable in 2025. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) our ability to pursue our new strategic direction, and (v) our ability to enhance our artificial intelligence tools that we use in our clinical interpretation platform. The information, opinions and forward-looking statements contained in this announcement speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206.

WGS Q2 2024 Results Second quarter 2024 revenue from continuing operations1 of $68.9M with 77% year-over- year revenue growth for exome and genome test revenue Raising guidance to deliver between $255M and $265M in FY 2024 revenue and reiterate path to profitability in 2025 Expanded second quarter 2024 adjusted gross margin from continuing operations1,2 to 62% Second quarter 2024 total cash burn of $6M; ending June 30, 2024 with cash, cash equivalents, marketable securities and restricted cash of $108M 1. Results from continuing operations, which representatives our ongoing business strategy, exclude any revenue and cost of goods sold of the exited Legacy Sema4 diagnostic testing business for the current and all comparative periods. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2. Adjusted gross margin is a non-GAAP financial measure. For a reconciliation of GAAP and non-GAAP results, please refer to the reconciliation contained at the end of this earnings presentation.3

4 77% Revenue – strong growth driven by high value whole exome and genome Revenue1 Q2 2024 Revenue from continuing operations $68.9M Growth year-over-year 52% Growth sequentially 12% Exome and genome test revenue $50.7M Growth year-over-year 77% Growth sequentially 15% Increase in 2Q24 exome/genome test result volume year-over-year; +9% sequentially 1. Total company revenues were $70.5M for the second quarter 2024. Results from continuing operations exclude the results of the exited Legacy Sema4 diagnostic testing business. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 52% Increase in 2Q24 exome/genome revenue year-over-year; +15% sequentially

5 Gross profit – expansion driven by mix shift, cost per test reductions and improved reimbursement Exome/genome can be the best test for patients. They are also best for our business. 31% Exome/genome test result volume Adjusted gross margins1 from continuing operations in 2Q24, up from 37% in 2Q23 and 61% in 1Q24 62% 12% 16% 22% 23% 27% 30% 1. Total company gross profit was $42.9M for the second quarter of 2024, and total company gross margin was 61%. Adjusted gross profit from continuing operations and adjusted gross margin for continuing operations exclude the results of the exited Legacy Sema4 diagnostic testing business as well as depreciation, amortization and stock-based compensation. Total company gross profit and company gross margin include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2. Adjusted gross profit and adjusted gross margin are non-GAAP financial measures. For a reconciliation of GAAP and non-GAAP results, please refer to the reconciliation contained at the end of this earnings presentation. Gross Profit1 2Q24 QoQ Sequential YoY Adj. Gross Profit2 $42.4M 13% 153% Adj. Gross Margin %2 62% +73bps +2,443bps 31%

6 Cash – balance sheet bolstered to execute growth strategy 1 $108M1 Cash, cash equivalents, marketable securities and restricted cash on hand at June 30, 2024 9 Consecutive quarters of cash burn reduction since acquiring GeneDx Net use of cash for the total company in Q2 Improvement in total company net cash burn rate year-over-year; improved 65% sequentially $6M 89% 1. An additional $25M in debt capacity is contingently available to use under the five-year senior secured credit facility with Perceptive Advisors entered into on October 27, 2023. The agreement provides access of up to $75M, consisting of an initial tranche of $50M, which has been drawn and is represented in the Company's quarter-end cash position, and a subsequent tranche of $25M is available – at the Company's option, subject to certain timelines and other defined criteria.

2024 Guidance Update Drive full year 2024 revenues between $255 to $265 million (previous guidance was between $235 to $245 million) Expand full year 2024 adjusted gross margin profile to at least 60% (no change) Use between $65 to $70 million of net cash for full year 2024 (previous guidance was between $70 to $80 million) Turn profitable in 2025 (no change) 7 1. Total company results include the combination of the GeneDx diagnostic business revenues and the data and information revenues from the Legacy Sema4 business.

8 Appendix

GeneDx is a leader in improving health outcomes through genomic insights.

10 We address the costly and prolonged path to diagnosis Years of avoidable expenses and still no diagnosis A diagnosis after a long and expensive journey A fast and cost-effective diagnosis 1. Pre-exome standard of care 2. Exome as last resort 3. Exome-first model The diagnostic odyssey: Endless specialist visits, ongoing mismanagement of undiagnosed disease, and expensive, ineffective and often invasive diagnostic testing Undiagnosed, sick child Outcomes Exome Exome

Exome sequencing can break the cycle of misdiagnosis and uncertainty $6,800 savings per diagnosis2† $30,000 per case average savings1* Rapid results ✓ Patient retention ✓ Patients connected ✓ Healthier patients ✓ Tests ordered Starting with the most vulnerable patients References: 1. ScienceDaily. (2017, October 19). Rapid whole-genome sequencing of neonatal ICU patients is useful and cost-effective. ScienceDaily. 2. Tan TY, Dillon OJ, Stark Z, et al. Diagnostic Impact and Cost-effectiveness of Whole-Exome Sequencing for Ambulant Children With Suspected Monogenic Conditions. JAMA Pediatrics. 2017;171(9):855. doi:10.1001/jamapediatrics.2017.1755 *In the NICU from reduced length of stay, unnecessary care (inpatient). †When tested at first tertiary presentation for Pediatric Delay Disorder (outpatient). 11 Patient Expedited Diagnoses Improved Outcomes Reduced Costs

12 Exome sequencing is a cost-effective solution to avoid the diagnostic odyssey A look at the average diagnostic odyssey 1. Genetic Alliance UK. The Rare Reality 2016. Retrieved from: https://geneticalliance.org.uk/wp-content/uploads/2024/02/the-rare-reality-an-insight-into-the-patient-and-family-experience-of-rare-disease.pdf. on June 4, 2024 2. Global Genes. RARE Disease Facts. Retrieved from: www.globalgenes.org/rare-disease-facts/ on June 4, 2024 3. Soden SE, Saunders CJ, et al. Effectiveness of exome and genome sequencing guided by acuity of illness for diagnosis of neurodevelopmental disorders. Sci Transl Med. 2014 Dec 3;6(265):265ra168. doi: 10.1126/scitranslmed.3010076. 4. Fung JLF, Yu MHC, et al. A three-year follow-up study evaluating clinical uti lity of exome sequencing and diagnostic potential of reanalysis. NPJ Genom Med. 2020 Sep 10;5(1):37. doi: 10.1038/s41525-020-00144-x. PMID: 32963807 misdiagnoses1 uninformative tests3 years to an accurate diagnosis26+ in additional healthcare costs3>$10k have a change in management with a genetic diagnosis4>70% 53

13 GeneDx offers leading exome and genome products • Genome sequencing – Analyzes the entirety of an individual’s DNA, which is known as the genome. The genome includes ~20,000 genes. • Exome sequencing – Analyzes the protein coding regions of the ~20,000 genes in an individual’s genome, which is known as the exome. The exome is thought to contain a majority of disease-causing genetic variants. Translating complex genomic data into definitive diagnoses for patients

Changing the perception of exome and genome sequencing GeneDx has spent over a decade solving for limitations of the past and differentiating our products Then GeneDx Now “I can get results in days to weeks”“These tests take months to get results” “These tests are wildly expensive” “Tests are affordable and widely covered” “Results are confusing and filled with useless information” “My patient can get a definitive diagnosis” Turnaround time Cost Interpretation 14

15 Patients we serve today are difficult to diagnose and have complex needs o Congenital abnormalities (birth defects) o Significant Intellectual disability o Global developmental delay o Seizures/epilepsy o Failure to thrive or other growth concerns o Autism spectrum disorder o Complex neurodevelopmental disorder o Severe neuropsychiatric condition o Cerebral palsy o Dysmorphic features o Significant hearing or visual impairment o Period of unexplained developmental regression o Biochemical findings suggesting inborn error of metabolism o Family history strongly suggestive of a genetic etiology Patients typically have 2+ of the indications below

16 1. Savatt JM et al. Front Pediatr. 2021;9:526779. 2. Srivastava S et al. Genet Med. 2019;21(11):2413–2421. 3. Pekeles H et al. Pediatr Neurol. 2019;92:32-36. 4. Stefanski A et al. Epilepsia. 2021;62(1):143-151. 5. Mellone S et al. Front Genet. 2022;13:875182. 6. Spataro N et al. Genes (Basel). 2023;14(3):708. 7. Sheidley BR et al. Epilepsia. 2022;63(2):375-387. 8. Ní Ghrálaigh F et al. J Autism Dev Disord. 2023;53(1):484-488. 9. Arteche-López A et al. Genes. 2021(12):560. Exome sequencing offers greater diagnostic yields vs. other technologies

GeneDx is positioned to enable a data-informed future for healthcare.

Adults: $16B Expanding into adult markets to replace multi-gene panel and individual gene tests New market expansion enables us to serve more patients Rapidly growing patient opportunity and substantial cost savings via early screening Rare Disease & Pediatrics: $3B *Company Estimates supported by DefinitiveHC diagnosis data. Conservatively, our total addressable market is ~$30 billion.* Newborn Screening: $10B Currently participating in studies to evaluate exome and genome sequencing at birth 18 GeneDx is starting with a focus on rare disease and pediatrics and then expanding into larger markets

We're focused on the Rare Disease & Pediatrics market today Rapidly growing patient opportunity and substantial cost savings via early screening Rare Disease & Pediatrics: $3B 19 Inpatient ~1/3 of TAM Outpatient ~2/3 of TAM Target Clinicians: o Geneticists o Pediatric Neurologists o Developmental Pediatricians o Pediatricians (long-term) Products: o Primarily exome and growing genome Primary Clinical Indications: o Epilepsy o Intellectual disability o Developmental delay Target Clinicians: o Geneticists o Neonatologists Products: o Primarily rapid whole genome sequencing Primary Clinical Indications: o Unexplained critical illness o Congenital anomalies Inpatient Outpatient *Company estimates supported by Definitive HC diagnosis data.

Confidential & Proprietary. Do Not Distribute. 20 Payor coverage for exome and genome sequencing is expanding Data through April 2024. 〉 GeneDx is contracted with over 80% of covered lives, including all large national commercial payers 〉Medicaid and commercial insurance coverage continues to grow for exome and genome o 28 states cover exome sequencing o 14 states cover rapid genome sequencing o Biomarker bills are driving momentum in Medicaid coverage for exome and genome testing Medicaid Programs Covering Genetic Testing by Year 2015: First state Medicaid covers Exome 2021: First state Medicaid covers Rapid Testing 30 25 20 15 10 5 0 0 3 1 28 2015 2021 2024 Year Rapid Testing Whole Exome Sequencing 22 14

21 Medicaid programs across the country are expanding access Whole Exome Sequencing Rapid Genetic Testing Both No Coverage Current Medicaid Coverage Landscape Data through April 2024.

Medical practice guidelines recommend exome and genome sequencing for patients ACMG Practice Guideline1: “Strong recommendation based on the available evidence to support the use of ES/GS as either a first- (or second-) line test in patients …. ES/ GS demonstrates clinical utility for the patients and their families with limited evidence for negative outcomes and the ever-increasing emerging evidence of therapeutic benefit.” NSGC Guideline2: “Recommending Exome Sequencing as a First-Tier Genetic Test for Unexplained Epilepsies” 22 American Epilepsy Society: “Exome or genome sequencing are favored for most scenarios, as they are more likely to provide a diagnosis.” 1. Manickam K, McClain MR, Demmer LA, et al. Exome and genome sequencing for pediatric patients with congenital anomalies or intellectual disability: an evidence-based clinical guideline of the American College of Medical Genetics and Genomics (ACMG). Genet Med. 2021 Nov;23(11):2029-2037. doi: 10.1038/s41436-021-01242-6. Epub 2021 Jul 1. 2. Smith L, Malinowski J, Ceulemans S, et al. Genetic testing and counseling for the unexplained epilepsies: An evidence-based practice guideline of the National Society of Genetic Counselors. J Genet Couns. 2022 Oct 24. doi.org/10.1002/jgc4.1646

23 Pay-it-forward data strategy For every patient that we test, our underlying interpretation platform gets smarter, and we can offer more answers to more patients. The impact scales as we capture more and more of the market. Additional patients tested mproved interpretation platform ore underlying data ore answ ers for patients providers igher diagnostic y ield f ewer S Additional patients tested mproved interpretation platform ore underlying data ore answ ers for patients providers igher diagnostic yield fewer S

24 >600K sequenced exomes Data is at the center of our business Our huge dataset and intelligent interpretation platform set us apart and fuel innovation Simplifies complex genomic data Reduces variants of unknown significance Increases diagnostic yield Significant clinical and genomic data Fuels improved testing accuracy Advances science and powering future discoveries Advanced interpretation platform

25 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

26 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Exome sequencing checks all 768 genes Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

Confidential & Proprietary. Do Not Distribute. 27 We are translating our leadership in exome and investing in a genome future It’s the right time to lean in and improve solutions for our providers to deliver the best patient care Integrating with Epic Aura Expanding access by integrating into existing health system and provider workflows Improving WGS products Adding repeat expansions to increase diagnostic yield and decrease the need for follow-up testing Reducing rWGS turnaround time Written results in as soon as 5 days Expanding sample collection options Improving WGS accessibility with cheek swabs Epic and Aura are trademarks of Epic Systems Corporation

28 1 in 3 babies in the NICU is likely to have a genetic condition that could be diagnosed with rapid whole genome sequencing (rWGS)1 Cost associated with NICU/PICU care for suspected or confirmed genetic disease is ~ $26B, or 50% of the US pediatric inpatient health spend2,3 Medicaid coverage has expanded to 14 states covering and reimbursing for rWGS in the NICU, including CT, TN, and NC 1. NICUSeq Study Group, Krantz ID, Medne L, et al. Effect of whole-genome sequencing on the clinical management of acute ly ill infants with suspected genetic disease: a randomized clinical tria l. JAMA Pediatr. 2021 Dec 1;175(12):1218-1226. doi: 10.1001/jamapediatrics.2021.3496 2. Dukhovny D and Zupanci JAF. Economic Evaluation With Clinica l Trials in Neonatology. Neoreviews (2011) 12 (2): e69–e75 https://doi.org/10.1542/neo.12-2-e69 3. Gonzaludo N, Belmont JW, Gainullin VG, et a l. Estimating the burden and economic impact of pediatric genetic disease. Genet Med. 2019 Aug;21(8):1781-1789. doi: 10.1038/s41436-018-0398-5 GeneDx is the exclusive rapid sequencing provider for the UHC NICU Program, servicing UHC patients in NICUs nationwide

Today, we shorten the diagnostic journey. Tomorrow, we hope to prevent it.

30 Building the future: The SeqFirst Study Shorter hospital stays. Less uncertainty. Better care. 63% of infants had abnormal rapid WGS results, and 88% of these cases resulted in a change in management In phase one of the SeqFirst study, 125 infants were offered rapid WGS: 90% of diagnoses made by WGS would not have been predicted by clinical features Families of enrolled infants reported an overall positive experience, regardless of rapid WGS test outcome

31 Building the future: Newborn screening Fast diagnosis. Clear next steps. Reduced healthcare costs. Screened 5,000 healthy infants, toward goal of >100,000 4.3% positive rate Average age of diagnosis for these conditions is 7-11 years old

32 Building the future: Partnerships Enriched data. Empowered drug discovery. mproved outcomes. GeneDx offers solutions across the pharma drug development pipeline Find Connect Understand

33 One test. Big picture. Brighter futures.

34 Reconciliation of Non-GAAP Financial Measures Three months ended June 30, Three months ended March 31, 2024 2023 2024 GeneDx Legacy Sema4 Total GeneDx Legacy Sema4 Total GeneDx Legacy Sema4 Total Revenue $ 68,924 $ 1,590 $ 70,514 $ 45,226 $ 3,480 $ 48,706 $ 61,461 $ 961 $ 62,422 Cost of services 27,417 145 27,562 29,949 – 29,949 25,011 – 25,011 Gross profit $ 41,507 $ 1,445 $ 42,952 $ 15,277 $ 3,480 $ 18,757 $ 36,450 $ 961 $ 37,411 Gross margin 60% 91% 61% 34% 100% 39% 59% 100% 60% Reconciliations: Depreciation and amortization 808 – 808 1,233 – 1,233 816 – 816 Stock-based compensation 86 – 86 251 – 251 48 – 48 Restructuring charges – – – 13 – 13 48 – 48 Adjusted gross profit $ 42,401 $ 1,445 $ 43,846 $ 16,774 $ 3,480 $ 20,254 $ 37,362 $ 961 $ 38,323 Adjusted gross margin 62% 91% 62% 37% 100% 42% 61% 100% 61%